Capital Stock	12 Months Ended
Dec. 31, 2017
Text Block [Abstract]
Capital Stock

12. Capital Stock

The par value of Nucor’s common stock is $0.40 per share and there are 800 million shares authorized. In addition, 250,000 shares of preferred stock, par value of $4.00 per share, are authorized, with preferences, rights and restrictions as may be fixed by the Board of Directors. There are no shares of preferred stock issued or outstanding.

In September 2015, the Company announced that the Board of Directors had approved a share repurchase program under which the Company is authorized to repurchase up to $900.0 million of the Company’s common stock. This $900.0 million share repurchase program has no stated expiration and replaced any previously authorized repurchase programs. As of December 31, 2017, the Company had approximately $738.0 million remaining available under the program. The Company expects any share repurchases to be made through purchases from time to time in the open market at prevailing market prices, through private transactions or block trades. The timing and amount of any repurchases will depend on market conditions, share price, applicable legal requirements and other factors. The Company repurchased $90.3 million of its common stock in 2017 ($5.2 million in 2016 and $66.5 million in 2015).